UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2013

TREX COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14649	54-1910453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:	This Amended Report on Form 8-K/A is being filed to replace the draft Condensed Consolidated Balance Sheet and the draft Condensed Consolidated Statements of Cash Flows which were inadvertently filed earlier this morning with the final Condensed Consolidated Balance Sheet and the final Condensed Consolidated Statements of Cash Flows attached herewith. The revised press release is furnished herewith as Exhibit 99.1.

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2013 Trex Company, Inc. issued a press release announcing financial results for the quarter ended September 30, 2013. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits

(d) Trex Company herewith files the following exhibit:

Exhibit	Description of Exhibit

99.1	Press release dated October 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: October 25, 2013	/s/ James E. Cline
James E. Cline
Chief Financial Officer

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